Vanguard® Advice Select Dividend Growth Fund
Schedule of Investments (unaudited)
As of January 31, 2023
The fund files its complete schedule of portfolio holdings with the Securities and Exchange Commission (SEC) for the first and third quarters of each fiscal year as an exhibit to its reports on Form N-PORT. The fund’s Form N-PORT reports are available on the SEC’s website at www.sec.gov.
	Shares	Market Value ($000)
Common Stocks (97.3%)
Consumer Discretionary (15.8%)
TJX Cos. Inc.	218,517	17,888
NIKE Inc. Class B	135,757	17,286
McDonald's Corp.	41,083	10,985
		46,159
Consumer Staples (14.0%)
PepsiCo Inc.	72,936	12,474
Colgate-Palmolive Co.	158,517	11,814
Procter & Gamble Co.	78,138	11,125
Coca-Cola Co.	89,761	5,504
		40,917
Financials (12.6%)
Chubb Ltd.	59,706	13,582
Marsh & McLennan Cos. Inc.	75,884	13,273
American Express Co.	58,195	10,180
		37,035
Health Care (18.8%)
UnitedHealth Group Inc.	27,381	13,668
Danaher Corp.	47,076	12,446
Stryker Corp.	48,870	12,404
Johnson & Johnson	54,101	8,841
Medtronic plc	91,034	7,619
		54,978
Industrials (11.7%)
Honeywell International Inc.	69,204	14,428
Northrop Grumman Corp.	20,868	9,350
Union Pacific Corp.	37,073	7,570
Lockheed Martin Corp.	6,576	3,046
		34,394
Information Technology (14.0%)
Visa Inc. Class A	63,482	14,614
Microsoft Corp.	44,454	11,016
Accenture plc Class A	34,258	9,560
Texas Instruments Inc.	33,478	5,933
		41,123
Materials (8.3%)
Linde plc	38,686	12,803
Ecolab Inc.	73,736	11,416
		24,219

			Shares	Market Value ($000)
Real Estate (2.1%)
	American Tower Corp.		28,115	6,281
Total Common Stocks (Cost $274,459)				285,106
		Coupon
Temporary Cash Investments (3.4%)
Money Market Fund (3.4%)
[1]	Vanguard Market Liquidity Fund (Cost $9,999)	4.437%	100,011	10,000
Total Investments (100.7%) (Cost $284,458)				295,106
Other Assets and Liabilities—Net (-0.7%)				(1,924)
Net Assets (100%)				293,182
Cost is in $000.
1	Affiliated money market fund available only to Vanguard funds and certain trusts and accounts managed by Vanguard. Rate shown is the 7-day yield.

A. Security Valuation: Securities are valued as of the close of trading on the New York Stock Exchange (generally 4 p.m., Eastern time) on the valuation date. Equity securities are valued at the latest quoted sales prices or official closing prices taken from the primary market in which each security trades; such securities not traded on the valuation date are valued at the mean of the latest quoted bid and asked prices. Securities for which market quotations are not readily available, or whose values have been affected by events occurring before the fund's pricing time but after the close of the securities’ primary markets, are valued by methods deemed by the valuation designee to represent fair value and subject to oversight by the board of trustees.
Investments in Vanguard Market Liquidity Fund are valued at that fund's net asset value.
B.  Various inputs may be used to determine the value of the fund’s investments. These inputs are summarized in three broad levels for financial statement purposes. The inputs or methodologies used to value securities are not necessarily an indication of the risk associated with investing in those securities.
Level 1—Quoted prices in active markets for identical securities.
Level 2—Other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.).
Level 3—Significant unobservable inputs (including the fund’s own assumptions used to determine the fair value of investments). Any investments valued with significant unobservable inputs are noted on the Schedule of Investments.
At January 31, 2023, 100% of the market value of the fund's investments was determined based on Level 1 inputs.